EXHIBIT 10.1
------------

                           PURCHASE AND SALE AGREEMENT


     This Agreement, made this 16th day of Sept. , 2002, by and between LEGENDS ENTERPRISES, INC. a company incorporated pursuant to the laws of the State of Oregon,18848 SE Highway 212, Clackamas, Oregon 97015 (hereinafter referred to as "Purchaser") and JOHN J. MAHONEY, 45 Howe Road, Wilmot, New Hampshire 03287 (hereinafter referred to as "Seller"), who hereby agree as follows:

                                 R E C I T A L S

     WHEREAS, Purchaser is a development stage company which intends to engage in the business of manufacturing and sale of microwave blood and fluid warmers and blood viral inactivation activities throughout the United States and such other geographic areas as the Board of Directors of Purchaser may so elect from time to time in the future; and

     WHEREAS, the Seller owns good and marketable title to certain assets, more fully described in Exhibit "A", attached hereto and incorporated herein as if set forth (the "Assets"); and

     WHEREAS, Purchaser desires to purchase from Seller and Seller desires to sell the Assets to Purchaser pursuant to the terms and conditions contained herein;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in consideration of the premises and the covenants, agreements, representations, warranties and payments hereinafter contained, the parties hereto covenant and agree as follows:

     1. PURCHASE AND SALE OF ASSETS.

             1.01. Purchase. Upon the terms and subject to the conditions hereof, the Seller agrees to sell, assign and transfer to the Purchaser and the Purchaser agrees to purchase from the Seller, all of the
        Seller's right, title and interest in the Assets. A copy of the applicable Bill of Sale is attached hereto and incorporated herein as Exhibit "A".

     2. PURCHASE PRICE AND PAYMENT.

             2.01. Payment. Purchaser shall tender to Seller an aggregate of 4,400,000 "restricted" (as that term is defined under Rule 144 promulgated under the Securities Act of 1933, as amended) Common Shares of Purchaser (the "Shares"). In addition, Purchaser shall assume a promissory note in the principal amount of $176,000. A copy of this Promissory Note is attached hereto as Exhibit "B".

     3. ASSUMED LIABILITIES AND PAYMENT OF TAXES.

             3.01.  ASSUMPTION OF LIABILITIES.   Other    than    as   disclosed
        herein, the Purchaser will not assume any other liabilities of the Seller.

             3.02 PERSONAL PROPERTY TAXES. At such time as the same becomes due and payable, personal property taxes for the year 2002 shall be pro-rated as of the Date of Closing. Thereafter, taxes and assessments shall be the obligation of and shall be paid by the Purchaser.

     4. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

        The Seller represents and warrants to the Purchaser as follows, with the intent that the Purchaser shall rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein.

         4.01. Authority to Sell. The execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary action on the part of the Seller and this Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

         4.02. Sale Will Not Cause Default. To the best of Seller's information, knowledge and belief, neither the execution and delivery of this Agreement, nor the completion of the purchase and sale contemplated herein, will:

              (a) violate any of the terms and provisions of any order, decree, statute, bylaw, regulation, covenant, or restriction applicable to the Seller or any of the Assets;

              (b) result in any fees, duties, taxes, assessments or other amounts relating to any of the Assets becoming due or payable other than sales tax payable by Purchaser in connection with the purchase and sale.

         4.03. Assets. Except as disclosed to Purchaser by Seller herein, the Seller owns and possesses and has a good and marketable title to the Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, whether secured or unsecured and whether arising by reason of statute or otherwise howsoever.

         4.04. Litigation. Other than as previously disclosed by Seller to Purchaser, there is no litigation or administrative or governmental proceeding or inquiry pending, or to the knowledge of the Seller, threatened against or relating to the Seller or any of the Assets, nor does the Seller know of or have reasonable grounds for believing that there is any basis for any such action, proceeding or inquiry.

         4.06. Conformity with Laws. The Seller has not sought and obtained any governmental licenses and permits required for the conduct in the ordinary course of the operations of the Seller's business and the uses to which the Assets have been put.

         4.07. Accuracy of Representations. No certificate furnished by or on behalf of the Seller to the Purchaser at the time of closing in respect of the representations, warranties or covenants of the Seller herein will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading and all of the representations and warranties of the Seller shall be true as at and as if made at the time of closing.

         4.08 REPRESENTATIONS RELATING TO ISSUANCE OF PURCHASER'S COMMON STOCK. Seller hereby represents and warrants to Purchaser as follows:

              (i) The Common Shares to be acquired by Seller is solely for his account and for investment and Seller has no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person the Shares or securities issuable on conversion thereof, or any portion thereof;

              (ii) Seller understands that neither the Shares nor the sale thereof to him has been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws. Seller understands that no registration statement has been filed with the United States Securities and Exchange Commission, nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to a holder of the Shares by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. Seller understands that he cannot sell the Shares unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registration become available. In this connection, Seller understands that the Purchaser has advised the Transfer Agent for the Common Shares that the Shares are "restricted securities" under the 1933 Act and that they may not be transferred by Seller to any person without the prior consent of the Purchaser, which consent of the Purchaser will require an opinion of Seller's counsel to the effect that, in the event the Shares are not registered under the 1933 Act, any transfer as may be proposed by Seller must be entitled to an exemption from the registration provisions of the 1933 Act. To this end, Seller acknowledges that a legend to the following effect will be placed upon the certificate representing the Shares and that the Transfer Agent has been advised of such facts:

               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

              Seller understands that the foregoing legend on his certificate for the Shares limits their value, including their value as collateral.

     5.  COVENANTS OF THE SELLER.

         5.01. Conduct of the Business. Until the time of closing, the Seller shall conduct the Seller's business only in the ordinary course and will use his best efforts to preserve the Assets intact and to preserve for the Purchaser his relationship with his lessors, suppliers, customers and others having business relations with him.

         5.02. Access by Purchaser. The Seller will give to the Purchaser and Purchaser's counsel, accountants and other representatives full access, during normal business hours throughout the period prior to the time of closing, to all of the properties, books, contracts, commitments and records of the Seller relating to all aspects of the Seller's business relevant to the Assets acquired herein and will furnish to the Purchaser during such period all such information as the Purchaser may reasonably request.

         5.03. Covenants of Indemnity. The Seller, his heirs and personal representatives, will indemnify and hold harmless the Purchaser from and against:

              (a) any  and all of Seller's  liabilities,  whether related to the
         Assets   or  otherwise,  whether  accrued,  absolute,   contingent   or
         otherwise, existing at the time of closing hereof;

              (b) any and all damage or deficiencies resulting from any misrepresentation, breach of warranty, non-fulfillment of any covenant on the part of the Seller under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Purchaser hereunder; and

              (c) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing.

     6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Seller as follows, with the intent that the Seller shall rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein.

          6.01. Status of Purchaser. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Oregon and has the power and capacity to enter into this Agreement and carry out its terms.

          6.02. Authority to Purchase. The execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Purchaser and this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except as limited by laws of general application affecting the rights of creditors.

          6.03. Sale Will Not Cause Default. Neither the execution and  delivery
     of  this  Agreement,   nor  the  completion  of  the  purchase   and   sale
     contemplated herein, will:

              (a) violate any of the terms and provisions of the articles of the bylaws or articles of the Purchaser, or any order, decree, statute, bylaw, regulation, covenant, or restriction applicable to the Purchaser;

              (b) result in any fees, duties, taxes, assessments or other amounts relating to any of the Assets becoming due or payable other than sales tax payable by Purchaser in connection with the purchase and sale.

          6.04. Accuracy of Representations. No certificate furnished by or on behalf of the Purchaser to the Seller at the time of closing in respect of the representations, warranties or covenants of the Purchaser herein will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading and all of the representations and warranties of the Purchaser shall be true as at and as if made at the time of closing.

          6.05 Purchaser's Indemnification of Seller. The Purchaser, his heirs and personal representatives will indemnify and hold harmless the Seller from and against any and all damage or deficiencies resulting from any misrepresentation, breach of warranty, non-fulfillment of any covenant on the part of Purchaser under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Seller hereunder.

     7.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.

         7.01. Seller's Representations, Warranties and Covenants. All statements contained in any certificate or other instrument delivered by or on behalf of the Seller pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Seller. All representations, warranties, covenants and agreements made by the Seller in this Agreement or pursuant hereto shall, unless otherwise expressly stated, survive the time of closing and any investigation at any time made by or on behalf of the Purchaser and shall continue in full force and effect for the benefit of the Purchaser.

         7.02. Purchaser's Representations, Warranties and Covenants. All statements contained in any certificate or other instrument delivered by or on behalf of the Purchaser pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Purchaser. All representations, warranties, covenants and agreements made by the Purchaser in this Agreement or pursuant hereto shall, unless otherwise expressly stated, survive the time of closing and any investigation at any time made by or on behalf of the Seller and shall continue in full force and effect for the benefit of the Seller.

     8.  CONDITIONS   PRECEDENT  TO  THE  OBLIGATIONS  OF  THE  PURCHASER.   All
obligations of the Purchaser under this Agreement are subject to the fulfillment at or prior to the time of closing of the conditions hereinafter enumerated.

         8.01. Seller's Representations and Warranties. The Seller's representations and warranties contained in this Agreement and in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true at an as at the time of closing as if such representations and warranties were made at and as of such time.

         8.02. Seller's Covenants. The Seller shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by him prior to or at the time of closing.

         The foregoing conditions are for the exclusive benefit of the Purchaser and any such condition may be waived in whole or in part by the Purchaser at or prior to the time of closing by delivering to the Seller a written waiver to that effect signed by the Purchaser.

     9. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLER. All obligations of the Seller under this Agreement are subject to the fulfillment, prior to the time of closing, of the conditions hereinafter enumerated.

         9.01. Purchaser's Representations and Warranties. The Purchaser's representations and warranties contained in this Agreement and in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true at an as at the time of closing as if such representations and warranties were made at and as of such time.

         9.02. Purchaser's Covenants. The Purchaser shall have performed and complied with all covenants, agreement and conditions required by this Agreement to be performed or complied with by it at or prior to the time of closing.

         9.03. Closing Date. The Agreement shall have closed by September 16, 2002.

     Each of the foregoing conditions are for the exclusive benefit of the Seller and any such condition may be waived in whole or in part by the Seller at or prior to the time of closing by delivering to the Purchaser a waiver to that effect signed by the Seller.

     10. CLOSING.

         10.01. Time of Closing. Subject to the terms and conditions hereof, the purchase and sale of the Assets shall be completed at a closing to be held at 1:00 p.m. Eastern Time on September 16, 2002 ("the time of closing").

         10.02. Place of Closing. The closing shall take place at a location mutually agreeable to the parties hereto. At the discretion of the parties, the Closing may also take place by telephonic means.

         10.03. For Delivery by the Seller. At the closing, the Seller shall deliver or cause to be delivered to the Purchaser:

              (a) all deeds of conveyance, bills of sale, transfer and assignments in form and content satisfactory to the Purchaser's counsel, appropriate to effectively vest a good and marketable title to the Assets in the Purchaser to the extent contemplated by this Agreement and immediately registrable in all places where registration of such instruments is required;

              (b) possession of the Assets;

         10.04. For Delivery by the Purchaser. At the closing, the Purchaser shall deliver or cause to be delivered to the Seller the Shares.

         10.05. Possession. Purchaser shall be entitled to possession of the Assets herein described as of 8:00 a.m. on the day following the Effective Date herein and Seller shall deliver the Assets to Purchaser at said time, provided that Purchaser has fully complied with the terms and conditions contained herein.

         10.06  Effective Date.   The   Effective   Date  of   the   transaction
     contemplated herein shall be the date in which the requirements of Sections
     10.03 through 10.05 have been successfully consummated.

     11. SELLER'S RISK OF LOSS. From the date hereof to the time of closing, the Assets shall be remain at the risk of the Seller. If any of the Assets shall be lost, damaged or destroyed prior to the time of closing, the Purchaser may, in lieu of terminating this Agreement, elect by notice in writing to the Seller to complete the purchase to the extent possible without reduction of the purchase price, in which event all proceeds of any insurance or compensation in respect of such loss, damage or destruction shall be payable to the Purchaser and all right and claim of the Seller to any such amounts not paid by the time of closing shall be assigned to the Purchaser.

     12. FURTHER ASSURANCES. The parties hereto shall execute such further and other documents and do such further and other things as may be necessary to carry out and give effect to the intent of this Agreement.

     13. NOTICES. All notices required or permitted to be given hereunder shall be in writing and personally delivered to the address of the intended recipient set forth on the first page hereof, or at such other address as may from time to time be notified by any of the parties hereto in the manner herein provided.

     14. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise and no agreements collateral hereto other than as expressly set forth or referred to herein.

     15. TIME OF THE ESSENCE. Time shall be of the essence of this Agreement.

     16. APPLICABLE LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Hampshire.

     17. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, or heirs and representatives, as applicable.

     18. CAPTIONS. The captions appearing in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

     19. ATTORNEY FEES. If a dispute arises between the parties hereto and such dispute can only be resolved by litigation then, in such case, the prevailing party in such litigation shall be entitled to recover all costs of such action, including but not limited to, reasonable attorneys fees.

     20. COUNTERPARTS/FACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument .For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         LEGENDS ENTERPRISES, INC.


                                         By:  s/Thomas J. Bolera
                                            ------------------------------------
                                         Its:   President
                                             -----------------------------------




                                         s/John J. Mahoney
                                         ---------------------------------------
                                         John J. Mahoney

                                   APPENDIX A

                         DESCRIPTION OF PURCHASED ASSETS

                       (PATENTS AND INTELLECTUAL PROPERTY)


I.       Patents - $200,000.00

         Number            Description
         ------            -----------

         5,919,218         "Cartridge for In-Line Microwave Warming Apparatus
         6,013,061         "Automatic Air Eliminator"


                                   (INVENTORY)

Equipment, Tooling, and Data - $6,000.00

Test Equipment and Supplies.

Full pallet of shipping boxes
Burn-in rack
6 computerized test stands
Large volume hot/cold environmental chamber
Powerlift
ATP stand
Trade show booth, portable (4 cases)
Shipping supplies
T-900 shipping container with wheels
Oven
Approx. 9 file cabinets with documentation
Documentation includes all FDA paper work for each ThermoStatTM900 acquired from INALA including serial numbers.

Equipment.

Radiometer: (@ INALA, So. Africa)
---------------------------------
Units to date have been machined from aluminum plate stock.
Tooling for die castings is with INALA in South Africa. There are two (2) dies involved - the radiometer (die cast version) is not interchangeable with the earlier version, but us consistent with the Value-engineered version. Samples made from the tooling were validated.

Flow Rate Indicator: (location TBD)
-----------------------------------
This is small plastic housing (ABS).
(MMS has parts list, detail drawings, etc.).

Disposable Cartridge:
---------------------
Body, die casting        Sherman Pressure Castings       White Plains, NY
Bobbin, plastic          Master Tool & Mold              Reading, PA
Spacer, plastic          Master Tool & Mold              Reading, PA

Tooling. Jointly Owned with INALA

Tooling: (@ INALA, So. Africa)
------------------------------
Heating Cavity
Filter Machining, RH and LF
Main Base
Cover, Heating Cavity
Radiometer, Housing
Main Base
Cover, Radiometer
Short Plate
Waveguide Transition          INALA supplied part, not a die casting
Housing Transducer            INALA supplied part, not a die casting
Housing, Detector             INALA supplied part, not a die casting

Miscellaneous Sheet Metal Parts: (@ INALA, So. Africa)
------------------------------------------------------
Shroud, Outer
Shroud, Inner
Cover, SCR
Bracket, Fan Mounting
Bracket, Mounting Fuse
Cover, Power Detector
Housing, Processor
Cover, Interface
Cover, Processor Housing

Plastic Parts: (@ INALA, So. Africa)
------------------------------------
Cover, Main Base
Dress Cover

Product and Supplies:


     Part No    Rev                         Description    Lot No        Qty                     Remarks
        191034                          Admin set parts      990003     2292
        191034                          Admin set parts      000006     1250
        191034                          Admin set parts      000005      536
     188733-02                          Admin set parts      0001-E     1424
        191033   D                      Admin set parts      990004      425
                                             Power cord                  344
     190141-01   A                            Magnetron      000001      132
        189468                             Power supply                  141
        189331                            Display cover                   35
        189334   A                          Dress cover                   49                         Old
        189373                     Display control assy                  112
        188871   B                         Latch levers                  250
     189501-00                             Wire harness                  326


     189574-06                             Wire harness                  338
        189255                Safety switch module assy                   55
     190586-01               Flow ratye display overlay                  150
     188816-04                         RIF Strip gasket                  335
        189885   D                Filter high pass assy                    9
                                      Base cover rubber                   10                  guestimate
        189569                             Wire harness                   33
     189569-01                             Wire harness                  298
        189574                             Wire harness                  688
     189569-03                             Wire harness                  333
     189387-02                              Metal parts                  103                       ?PDM3
        189599                              Metal parts                 1000                  guestimate
        190513                             PCB Flowrate                   18
     189569-02                             Wire harness                  283
     189572-03                             Wire harness                  283
     189598-02                  Metal Parts Short plate                  250
     189688-02                              Pole clamps                   52
     189341-02                              Short plate                   83
        189542             Rubber seal - Upright filter                  198
        189281                      Cover safety switch                  125
        189657                            Filter screen                  663
     189574-03                             Wire harness                  387
     189574-02                             Wire harness                  400
     189574-08                             Wire harness                  327
     189574-04                             Wire harness                  332
     189574-05                             Wire harness                  328
     189557-02                         Diagnostic cover                  263
     189604-01                             Pump tubing?                   35
     189523-02                               Metal part                   46
        189257                    Safety switch housing                  125
     189572-02                             Wire harness                  336
        191145                             Wire harness                  166
     189602-02                            Safety switch                   60
     189648-01                         Plastic grommets                 1000
     189572-01                             Wire harness                  338
     189642-02                          Block connector                  865

        190642                          Flow meter assy                   15

        189656                            Filter screen                   80
        189394                 PCB Control display assy                   50
      189413-A                                      PCB                   39     Alternative P# 189412-B

     189528-00                                      PCB                   71     Alternative P# 189528-B
      189426-B                                      PCB                   53
        189305                PCB Coupler detector assy                   57
     189570-00                             Wire harness                  339
     189503-00                             Wire harness                  183
        190541                               Metal part                   81
        189418                 PCB Processor board assy                   32
     189618-00                             Wire harness                  566
     189487-00                             Wire harness                  169
     189391-00                        PCB Display drive                   49
     189643-02                              Metal parts                  100


     189619-00                             Wire harness                  306
     189503-00                             Wire harness                  183
     189502-00                             Wire harness                  315
     189470-05                             Wire harness                   50
     189470-01                             Wire harness                   50
     189470-02                             Wire harness                   50
     189470-03                             Wire harness                   50
     189470-04                             Wire harness                   50
     189508-00                             Wire harness                  150
     189617-00                             Wire harness                   50
     189487-00                             Wire harness                  579
     189487-02                             Wire harness                  100
     189569-04                             Wire harness                  334
     189576-00                             Wire harness                   37
     189569-05                             Wire harness                  326
     189573-00                             Wire harness                  334
     189508-00                             Wire harness                  150
     189571-00                             Wire harness                  328
     189576-00                             Wire harness                  248
         DC301           Heating cavity cartidge spiral                  240
     189595-01                          Castor non-lock                   50
     189595-02                              Castor lock                   20
     189643-04                         Bracket retainer                  125
                                            Transformer                    6
        189450                         Mounting bracket                   24
                             Di-electric material thick                    8
                              Di-electric material thin                    5
        190459                          Priming chamber                 1000
        189331                   Housing control pannel                  756
        ASH200        ASH200 Administration sets (10's)                  189       Sterile ready to sell
        ASH300        ASH300 Administration sets (10's)                   68       Sterile ready to sell
        ASH100        ASH100 Administration sets (10's)                  119       Sterile ready to sell
         FV501                 FV501 Filter vent (20's)       90001       17       Sterile ready to sell
         FV250                 FV250 Filter vent (20's)     900002A        9       Sterile ready to sell
                                   Base without castors                    6
                                      Base with castors                   18
        189447                    Air duct/SCR/REL assy                   14
        189355                               Cover assy                   13
        189354                         Latch lever assy                   45
                                 Flowrate cover housing                   32
        189617                             Wire harness                   56
     190690-01                     Black plastic insert                  147                       ?PDM3
        190519                              Metal parts                  106
     190568-01                             Noise filter                   34
     189409-00                         Transformer assy                   29
     189486-01                                     Pump                   76
     190597-01                          Phone connector                   39                       ?PDM3
        189505                           Waveguide assy                   16
                            Shrink tubing 1/8" (1000ft)                   14
                             Shrink tubing 1/4" (500ft)                    3


     189515-04                        Base cover rubber                   31
       190733-   A                            Microchip                   16
           682
     190566-01                                      PCB                    5


        61124-                                Microchip                    1
       6401064
        62016-                                Microchip                   36
        668574
        62020-                                Microchip                   70
         40373
     190574-02                                Microchip                    3
     190574-01                                Microchip                    4
     190792-01                                Microchip                    6
     190128-01                                Microchip                   74
        61114-                                Microchip                   46
        053906
     189513-00                                      PCB                    3
        189394                                      PCB                   22
     189281-01                           Flowmeter back                   90
        189959                                Spill cup                   21               Ready to sell
                                        Edge strip blue                  109
        189424                                Spill cup                  657                Not complete
        189510            Trans / Base front cover assy                   16
     189602-01                             Switch reset                   79
     189342-00                             Plastic part                   87
        189355                               Cover assy                    1
        189889                                      PCB                   45
        189884                       Di-electric blocks                   52
     189391-00                                      PCB                    9
         6-D-1                      Base display boards                    4
        189362                                      PCB                   34
        189343         Administration set aluminum part                  775
        189510                          Base fron cover                   10
     189809-02                     Hook (4) Rack IV bag                   49               Ready to sell
        189484                             IV pole assy                   13               Ready to sell
         FV250                 FV250 Filter vent (20's)      000004       36                 Not sterile
         FV501                 FV501 Filter vent (20's)      010001       27                 Not sterile
         FV250                 FV250 Filter vent (20's)      000003       20                 Not sterile
                             Branson Ultrasonic Cleaner                    1                   Equipment
                                         Polybag Sealer                    1                   Equipment
                                    Zebra label printer                    1                   Equipment
          T900                           Thermostat 900                   22                Not complete
        190969   A                           Tubing PVC   9-02196-A     1868
     190460-02   F                           Tubing PVC    0-0118-F    15000
     190937-02   D                           Tubing PVC    0-0116-D    10000
     190937-02   D                           Tubing PVC    9-0199-D      995
     190969-01   A                           Tubing PVC    0-0119-A     7500
     190460-02   F                           Tubing PVC    9-0200-F     2500
     190517-01   B                          Roller weel    8-0079-B     3500
     190937-01                               Tubing PVC                10000                   For FV250
     190460-02                               Tubing PVC                 1500                   For FV501
     190483-01   F                           Tubing PVC    0-0115-F    19500
     190969-01                               Tubing PVC    0-0115-F     2500                  For ASH100
     190937-02                               Tubing PVC                 1570

     190483-01                               Tubing PVC                 2000      For Helix - guestimate
         DC301   C                                         000001/C     2592
     190997-02   D                                         0-0152-D     5000
     189180-01   C                         DC301 Bobbin    9-0129-C     1250
     190482-02   F                            Male Luer    0-0099-F    20000


        190495   B                                         0-0107-B    10000
        190468   D                         Blood filter    0-0105-D    12500
     190941-03   B                          Roler clamp    0-0081-B     7500
     189459-01   B                                         9-0193-B     2000


        190836                                   Poches       99921     2000
     190941-03   B                          Roler clamp    9-0032-B     5000
     190989-01   A                               Lables    9-0101-A     2600
     190842-01   A                               Lables                  353
        190837   C                               Lables                  497
     190979-01   B                               Lables                  750
     190978-01   A                               Lables                  100
        190979   C                               Lables                  350
         FV501   D             FV501 Filter vent (20's)      010001     3200            To be sterilised
        190676   B                                         0-0156-B     6622
        190409   B                   Heating coil cover    9-0127-B     3750
     190458-01   C                            Bag spike    0-0101-C     5000
     190462-03   D                          Y-connector    0-0010-D     5000                  For ASH100
     189395-01   D                      Adhesive covers    9-0166-D     2500
     190463-02   D                            Male Luer    9-0040-D    13366
        190942                                   Clamps                10000                  guestimate
     190457-01   C                           Spike caps    0-0104-C    10000
     191051-01   B                            Male Luer    0-0083-B    10000
        190942   A                                Clamp    0-0010-A    12163
      1901654-   C                             LG Clamp    9-0175-C     8000
            01
     190458-01   C                            Bag spike    0-0101-C     5000
     190991-01   B                                 Caps   9-01889-B     1500
        190991   C                                 Caps    0-0079-C    45000
     190991-01   A                          Female caps   9-01889-A    15000                  guestimate
     190950-01   B                          Female Luer   01-0080-B     5850                  guestimate
        190948   A                     Inj sites Yellow    9-0113-A     5000
        191249   A                       Inj sites Blue    9-0191-A      150                  guestimate
     190457-01   B                           Spike caps    9-0196-B    10000
     190388-01   C                            Male Luer    9-0130-C     4000                  guestimate
     190389-01   A                          Female Luer    9-0131-B     5000
     189344-01                                   Spacer    9-0128-D     1000                  guestimate
     49000-002                              Drive screw                15000                  guestimate
     190468-01   B                          Helix tubes    0-0013-B       20
     190460-05   F                           Tubing PVC    0-0121-F     2025
     191050-01   A                          Female Luer    9-0187-A     5000                  For ASH100
     190463-02   E                            Luer lock    0-0130-E     5000
     190704-01   D                          Tubing clip    0-0141-D     5000
     190463-01   D                            Male Luer    0-0011-D    10000
        191050   B                                         0-0082-B    10000
     190507-01   C                            Luer lock    0-0102-C    20000
     190463-01   E      Interlink System Injection site    9-0191-A     6000
     190950-01   B                          Female Luer    0-0132-B     5000
     191027-01   A                              ? Roles    9-0121-A       12
     190507-01   B                            Luer lock    9-0138-B     3500
      1910066-   A                                         0-0134-A     4670
            01
     188733-02   E                           Tubing PVC    0-0001-E    23599
     191116-01   A                           Tubing PVC    9-0139-A     2500
     190969-02   A                           Tubing PVC    0-0120-A     6500


        19076    B                                         0-0156-B      984
        ASH100        ASH100 Administration sets (10's)      010001       75                 Not sterile
         FV501                 FV501 Filter vent (20's)      010001       20                 Not sterile
          T900                           Thermostat 900                  129               Ready to ship
          T900                           Thermostat 900                   21                Not complete


                                   EXHIBIT "A"

                                  BILL OF SALE



     BILL OF SALE dated September 16, 2002 from John J. Mahoney (the "Seller") to LEGENDS ENTERPRISES, INC. (the Buyer").

     WITNESSETH, that in exchange for good and valuable consideration, the receipt of which is hereby acknowledged by Seller, Seller hereby sells, conveys, transfers, assigns and delivers to Buyer, its successors and assigns, to have and hold forever the following personal property in which Seller has good and marketable title, free and clear of all liens and encumbrances.

                         See Exhibit "1" attached hereto

     IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be signed the day and year first above written.

                                             SELLER: JOHN J. MAHONEY



                                               s/:John Mahoney
                                             -----------------------------------

                                             BUYER: LEGENDS ENTERPRISES, INC.,
                                             An Oregon corporation



                                             By:   s/Thomas J. Bolera
                                                --------------------------------
                                             Its:   Pres
                                                 -------------------------------

                                   EXHIBIT "B"


                                 PROMISSORY NOTE

$176,000.00                                                Boston, Massachusetts
                                                                   July 31, 2002

         FOR VALUE RECEIVED, the undersigned, John J. Mahoney of Wilmot, New Hampshire (the "Buyer"), promises to pay to Meridian Medical Systems, LLC, a Massachusetts limited liability company (the "Seller"), the sum of One Hundred Seventy-Six Thousand Dollars ($176,000.00) on or before July 15, 2004, payment to be made in installments as follows:

         1. Payment. (a) Eight (8) equal quarterly payments in the amount of Twenty-Two Thousand Dollars ($22,000.00) on the first (1st) day of March, June, September and December of each year, commencing on December 1st, 2002, with a final payment on September 1, 2004, of the balance then remaining. Each such payment shall be deemed to include interest at the rate of Two and 51/100 percent (2.51%) per annum, or such higher rate as shall be necessary to avoid the imputation of interest under the Internal Revenue Code of 1986, as amended.

         (b) Payments hereunder shall be made to Seller at c/o Dr. Kenneth L. Carr, Manager, 50 West Main Street, Suite 4, Ayer, Massachusetts 01432, or such other address as Seller may designate from time to time.

         2. Prepayment. The Buyer shall have the right to prepay all or any part of the stated sum at any time or from time to time without premium or penalty.

         3. Rights Under Purchase and Sale Agreement. This Note has been executed and delivered pursuant to, and shall be subject to the terms and conditions of, a certain Purchase and Sale Agreement dated July 31, 2002, by and between the Buyer and Seller (the "Agreement").

         4. Default. (a) The occurrence of any of the following events shall constitute a Default under this Note:

           (i) the failure by the Buyer to pay when due any payment of principal or interest herein required, which failure continues unremedied for ten (10) business days after written notice thereof from the Seller to the Buyer;

           (ii) a material breach by the Buyer with respect to any representation or agreement of the Buyer under the Agreement;

           (iii) the dissolution, liquidation, or termination of existence of the Buyer; or

           (iv) the making of an assignment for the benefit of creditors by, the appointment of a receiver of any part of the property of, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy law or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension (which, in the case of an involuntary petition or proceeding, is not dismissed within ninety (90) days of such filing or commencement) by or against, the Buyer.

          (b) Upon the occurrence of a Default under this Note, the outstanding balance hereof, together with all reasonable costs of collection, including reasonable attorney's fees, shall become immediately due and payable at the option of Seller. Failure on the part of Seller to exercise said option shall not constitute a waiver of the right of Seller to exercise said option in the event of any subsequent Default.

          5. Waivers. The Buyer hereby waives presentment, demand, notice of dishonor and protest, and all other formalities provided by law. The Buyer hereby agrees that no delay or omission on the part of the holder hereof in exercising any right or remedy hereunder shall constitute a waiver of such right or remedy or of any other right or remedy hereunder.

          6. Governing Law. This Note shall take effect as an instrument under seal and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          7. Security. This Note is secured by a Security Agreement of even date covering the Purchased Assets as defined in the Agreement.

         EXECUTED under seal on the date set forth above.




                                         s/John J. Mahoney
                                         ----------------------
                                         John J. Mahoney


Signed in the presence of:



s/C. Scott McCutcheon
--------------------------------



                                        2